Exhibit 99.1

Virtuix Signs LOI to Acquire Defense Contractor STS International, Reporting $40 Million in Unaudited Cash-Basis Revenue Through October 2026

STS Brings Extensive Defense and Federal Government Experience Across C5ISR, Engineering, Sustainment, and Training and Simulation

STS’s Reported Revenues and Positive EBITDA Could Accelerate Virtuix’s Pathway to Profitability

Proposed Acquisition Would Establish Virtuix Defense and Expand Military Contracting Capabilities Through Contract Vehicles, Security Infrastructure, and Customer Relationships

AUSTIN, TEXAS — November 12, 2026 — Virtuix Holdings Inc. (NASDAQ: VTIX) (“Virtuix” or the “Company”), a leading developer of full-body simulation systems, today announced that it has signed a non-binding letter of intent (“LOI”) to acquire all of the outstanding equity interests of STS International, Inc. (“STS International” or “STS”), an Arlington, Virginia-based defense technology and services company with approximately $40 million in unaudited cash-basis revenue for the 10 months ended October 31, 2026.

STS International, headquartered near the Pentagon, has a long history of operating in the defense and federal government markets, with capabilities spanning C5ISR, engineering, sustainment, and training and simulation.

Driven in part by its participation in the C5ISR Gateway to Sustainment contract vehicle, STS International achieved strong year-over-year revenue growth in 2026. STS reported to Virtuix approximately $40 million in unaudited cash-basis revenue for the 10 months ended October 31, 2026, compared with approximately $6.7 million for the full 2025 calendar year, with positive EBITDA and net income of approximately $0.6 million year-to-date. STS’s financial information is unaudited, is presented on a cash basis rather than in accordance with U.S. GAAP, and has not been reviewed by Virtuix’s independent auditors; audited financial statements of STS are a condition to closing, and audited results may differ materially.

Under the terms currently contemplated by the LOI, Virtuix would acquire all of the outstanding equity interests of STS International on a debt-free, cash-free basis for base consideration of $12 million with a combination of cash and equity. The LOI also contemplates potential earnout payments, tied to the award of identified pending contracts and to post-closing revenue targets, as well as the issuance of additional shares, subject to change. The shares would be issued in a private placement and would be subject to lock-up and resale restrictions. The parties are targeting a closing during Virtuix’s current fiscal year ending March 31, 2027, although there can be no assurance as to timing.

“This potential acquisition represents a major step forward in our defense strategy and the beginning of what we envision as a substantial new growth platform for Virtuix,” said Jan Goetgeluk, Founder and CEO of Virtuix. “Rather than building every element of a defense contracting organization from the ground up, this transaction has the potential to combine our differentiated training technologies with decades of defense experience, established government contract vehicles, and security clearances, which we believe can create significant value for Virtuix’s shareholders.”

“Our vision is to build Virtuix Defense into the next major defense training, technology, and services consortium,” Goetgeluk continued. “We believe combining Virtuix’s innovative technology with established defense contractors can create a powerful platform for growth. This proposed acquisition would provide a strong foundation from which to pursue that vision.”

Establishing Virtuix Defense

The proposed acquisition would mark the launch of Virtuix Defense, a new division intended to accelerate Virtuix’s expansion into the U.S. defense market and establish a scaled platform for defense training, AI-driven simulation, and C5ISR technology and services. STS International President David Morgan is expected to join Virtuix to lead Virtuix Defense upon closing of the acquisition, and to be appointed to Virtuix’s Board of Directors, subject to customary conditions.

“We look forward to joining forces with the Virtuix team to pursue new opportunities and accelerate growth,” said David Morgan, President of STS International. “By combining our established C5ISR capabilities and customer relationships with Virtuix’s product development and capital markets expertise, we see significant potential to continue to expand our defense business in the years ahead.”

STS International has advised Virtuix that it has access to multiple government contract vehicles and procurement channels, including a GSA Multiple Award Schedule, SeaPort-NxG, and other Department of Defense IDIQ contracts, and that it maintains compliance infrastructure and certifications required to perform sensitive government work, including CMMC Level 2 cybersecurity compliance and a Facility Clearance Level (“FCL”) with capabilities to support classified work.

Virtuix believes STS’s established contract vehicles, compliance certifications, and past performance credentials could accelerate Virtuix’s pursuit of larger government opportunities and adoption of its Virtual Terrain Walk (“VTW”), Infantry Fireteam Trainer (“IFT”), and other Omni-based training and AI-driven simulation technologies.

The proposed acquisition builds on Virtuix’s growing momentum in the defense sector, with milestones spanning multiple branches of the U.S. military. These include the previously announced sale of an Omni One system to the U.S. Army’s Combined Arms Center-Training Innovation Facility at Fort Leavenworth, assignment as lead systems integrator for the U.S. Marine Corps Infantry Fireteam Trainer, continued Marine Corps evaluation of Virtuix’s counter-drone training platform, completion of a Phase I SBIR award through the U.S. Air Force’s AFWERX program, deployment of an Omni One with the Air National Guard, and sales to the U.S. Navy’s Morale, Welfare and Recreation Program. Additional milestones include sales to the U.S. Department of Veterans Affairs and a Cooperative Research and Development Agreement with the Naval Postgraduate School.

The proposed transaction remains subject to due diligence, financial audit, Virtuix obtaining financing for the cash portion of the consideration (for which Virtuix has no committed financing), required corporate and, if applicable, stockholder approvals, required government and third-party consents, receipt by Virtuix’s Board of Directors of a fairness opinion, the absence of a material adverse change, execution of definitive agreements, and other customary closing conditions. The parties currently intend to complete due diligence, execute definitive agreements, and close the proposed transaction during this fiscal year ending March 31, 2027. Closing would be expected following completion of STS International’s required financial statement audit and satisfaction of applicable closing conditions.

The LOI is non-binding with respect to the proposed acquisition, and there can be no assurance that the parties will enter into definitive agreements or that the proposed transaction will be completed on the terms described above, within the anticipated timeframe, or at all.

Earnings Conference Call

Virtuix will host a conference call on Monday, November 16, 2026, at 8:30 a.m. Eastern Time to discuss its fiscal second quarter financial results and provide an update on recent milestones and commercial developments, including the proposed acquisition of STS International.

To access the call, please use the following information:

Date:	Monday, November 16, 2026
Time:	8:30 a.m. Eastern time (5:30 a.m. Pacific time)
Dial-in:	1-877-425-9470
International Dial-in:	1-201-389-0878
Conference Code:	13763588
Webcast:	https://viavid.webcasts.com/starthere.jsp?ei=1781164&tp_key=cbbdd7e49e

A telephone replay will be available approximately three hours after the call and will run through November 30, 2026, by dialing 1-844-512-2921 from the U.S., or 1-412-317-6671 from international locations, and entering replay pin number: 13763588. The replay can also be viewed through the webcast link above, and the presentation utilized during the call will be available on the Company’s investor relations website here.

About Virtuix

Virtuix Holdings Inc. (NASDAQ: VTIX) is a developer of AI-driven, full-body immersive simulation systems and the creator of the “Omni” omni-directional treadmill. Virtuix’s technology lets users physically move through virtual and AI-generated environments. The Company’s products are deployed across consumer entertainment, defense training and simulation, robotics, healthcare, research, and enterprise applications involving organizations including Meta, NASA, Tesla, KBR, and Sirica Therapeutics. The Company’s growing federal and defense footprint includes programs, deployments, and research initiatives involving the U.S. Army, Marine Corps, Navy, and Air Force.

Virtuix continues to expand the Omni brand from immersive entertainment into a broader, full-body simulation technology platform serving multiple commercial and government markets. For more information, visit virtuix.com or the Company’s new Investor Relations website at invest.virtuix.com.

About STS International

STS International is a U.S. Veteran Owned business with over twenty-five years of experience providing integrated, secure solutions and services to the federal government in the areas of engineering, enterprise asset and logistics management, training and simulation, and professional support services. STS International has focused its efforts in the domains of C5ISR, force protection systems, cyber mission assurance, artificial intelligence and machine learning, robotics and unmanned systems, and medical training and simulation. Its purpose is to achieve mission-success for clients in Defense, Homeland, and National Security through its ability to swiftly meet clients’ needs while sustaining an organization with global operations and a mature infrastructure to support enterprise, end-to-end solutions. STS International was recognized by the Washington Business Journal as a Contractor to Watch and by Inc. 5000 as one of the Fastest-Growing Private Companies.

For more information, visit https://www.stsint.com/.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any securities to be issued in the proposed transaction would be offered in reliance on an exemption from registration under the Securities Act of 1933, as amended, and have not been and will not be registered thereunder.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may,” “will,” “intend,” “believe,” “expect,” “should,” “anticipate,” “project,” “estimate,” “could,” “would,” “potential,” “goal,” “target,” “vision,” “envision,” “objective” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements in this press release include, without limitation, statements regarding: the proposed acquisition of STS International, including its terms, structure, consideration (including any earnout payments and additional shares issuable) and expected timing, and the parties’ ability to complete due diligence, the STS International financial statement audit and definitive agreements; the expected benefits of the proposed acquisition, including its potential to accelerate the Company’s pathway to profitability and the Company’s pursuit of larger government opportunities and adoption of its training and simulation technologies; the planned launch, leadership, scale and growth of Virtuix Defense; the expected employment or consulting arrangement of David Morgan and his appointment to the Company’s Board of Directors; the expected availability to the Company, following closing, of STS International’s contract vehicles, facility clearance, cybersecurity certifications and past performance credentials; potential impacts on future revenues or shareholder value; the Company’s sales and expansion plans and plans to pursue strategic acquisitions; and the Company’s position in the defense training market. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to: the risk that the parties do not enter into definitive agreements or that the proposed acquisition is not completed on the anticipated terms or timeline, or at all, including as a result of the non-binding nature of the LOI, the outcome of due diligence or the failure to satisfy closing conditions; the risk that the terms of the proposed acquisition, including the purchase price, change as a result of due diligence or negotiations; the outcome of STS International’s financial statement audit, which may differ materially from the unaudited, cash-basis financial information presented herein; the Company’s ability to obtain financing for the cash consideration on acceptable terms or at all; dilution to existing stockholders from shares issued as consideration, as earnout payments or otherwise; the effect of the announcement or pendency of the proposed acquisition on the Company’s stock price and on the business relationships of the Company and STS International; the failure to obtain required government or third-party consents, including any novation of, or loss of eligibility for, STS International’s contracts, contract vehicles, facility clearance or certifications as a result of the change in ownership; STS International’s dependence on a limited number of contracts and contract vehicles, including the C5ISR Gateway to Sustainment contract vehicle; the Company’s ability to successfully integrate STS International or any other acquired business and to retain key personnel; the Company’s ability to generate demand for its products from government customers; the Company’s ability to identify, negotiate, and complete acquisitions on favorable terms or at all; the Company’s ability to successfully integrate any acquired business; risks related to government contracting, including contract cancellations, modifications, recompetes, protests, funding changes, budget constraints and government shutdowns; the uncertainties related to market conditions; and other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov. Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by law.

Information in this press release regarding STS International, including its historical financial information, has been provided by STS International, is unaudited and presented on a cash basis rather than in accordance with U.S. generally accepted accounting principles, and has not been independently verified by the Company or reviewed by the Company’s independent registered public accounting firm. EBITDA is a non-GAAP financial measure. STS International’s audited financial statements may differ materially from the information presented herein.

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Company Contact

Lauren Premo
Virtuix Inc.
press@virtuix.com

Investor Relations Contact

Chris Tyson
MZ Group
Direct: 949-491-8235
VTIX@mzgroup.us

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